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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): November 13, 2006

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)




     Delaware                     1-12387                        76-0515284
 (State or other              (Commission File               (I.R.S. Employer of
 jurisdiction of                  Number)                       Incorporation
incorporation or                                             Identification No.)
  organization)



     500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                   60045
       (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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ITEM 8.01   OTHER EVENTS

     Tenneco Inc. has appointed Wells Fargo Bank, N.A. as the transfer agent and registrar for the company's common stock and as rights agent under the company's Rights Agreement, effective as of November 13, 2006. Exhibit 99.1 to this Current Report on Form 8-K is a specimen stock certificate for the company's common stock. Exhibit 99.2 to this Current Report on Form 8-K is Amendment No. 3 to the Company's Rights Agreement. Each exhibit is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No. Description
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99.1        Specimen stock certificate for Tenneco Inc. common stock.
99.2 Amendment No. 3 to Rights Agreement, dated November 13, 2006, by and between Tenneco Inc. and Wells Fargo Bank, N.A., as Rights Agent.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TENNECO INC.


Date:    November 14, 2006           By: /s/ Timothy R. Donovan
                                         ----------------------
                                         Timothy R. Donovan
                                         Office of the Chief Executive,
                                         Executive Vice President and
                                         General Counsel